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                          [Corbin & Wertz Letterhead]

                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Advanced Materials Group, Inc.

We have issued our report dated January 17, 1996, accompanying the consolidated financial statements included in the Annual Report of Advanced Materials
Group, Inc. on Form 10-KSB for the year ended November 30, 1995. We hereby consent to the incorporation by reference of said report in the Registration Statement of Advanced Materials Group, Inc. on Form S-3 (Registration
No. 33-72500).


/s/ Corbin & Wertz

Irvine, California
February 27, 1996